SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
                         August 12, 2008
(Date of earliest event report)
     WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
                         Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
     Item 8.01 Other Events.
     SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 8.01. OTHER EVENTS.
On August 12, 2008, Weyerhaeuser Company issued a press release stating the following:
Weyerhaeuser Announces Retirements of Alford, Neeser
FEDERAL WAY, Wash. (Aug. 12, 2008) — Weyerhaeuser Company (NYSE: WY) today announced that Lee T. Alford, senior vice president — Residential Wood Products, and Craig D. Neeser, senior vice president — Industrial Wood Products and International, will retire from Weyerhaeuser on Oct. 1.
Effective with the retirements, Thomas F. Gideon, executive vice president — Forest Products, will assume leadership of Residential Wood Products in addition to his current duties. James M. Branson, senior vice president — Timberlands, will add Industrial Wood Products and International to his existing responsibilities.
“Lee and Craig have helped guide Weyerhaeuser through a period of enormous change,” said Daniel S. Fulton, president and chief executive officer. “Whether it was through Lee’s leadership in the establishment of our iLevel approach to the residential wood products market or Craig’s work with our international and Canadian assets, each has made a mark on Weyerhaeuser and helped position us for future growth. We thank them for their contributions.”
Alford, 60, joined Weyerhaeuser in 1996 after serving in various management positions with several forest products companies including Cavenham Forest Industries, Duke City Lumber Company Inc., and Crown Zellerbach. At Weyerhaeuser, he has served in his current role since 2004. Before that, he was vice president — Softwood Lumber; vice president — Southern Timberlands; and vice president — Mississippi/Louisiana Operations.
Neeser, 53, has held his current position since 2006 after serving as senior vice president — Canada from 2005 to 2006. Neeser also served as vice president — British Columbia and vice president — BC Coastal Group. He joined Weyerhaeuser in 1999 with the company’s acquisition of MacMillan Bloedel where he had worked since 1977.
Weyerhaeuser Company, one of the world’s largest forest products companies, was incorporated in 1900. In 2007, sales were $16.3 billion. It has offices or operations in 13 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser’s businesses, products and practices is available at http://www.weyerhaeuser.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its: Vice President and
Chief Accounting Officer

Date: August 14, 2008